SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 17, 1997

COMMISSION           REGISTRANT, STATE OF INCORPORATION,      I.R.S. EMPLOYER
FILE NUMBER            ADDRESS AND TELEPHONE NUMBER           IDENTIFICATION NO.


1-1443               CENTRAL AND SOUTH WEST CORPORATION          51-0007707
                     (A Delaware Corporation)
                     1616 Woodall Rodgers Freeway
                     Dallas, TX 75202
                     (214) 777-1000


















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ITEM 5. OTHER EVENTS

          On April 17, 1997, Central and South West Corporation issued an earnings release and a dividend release which are attached as exhibits.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

          Exhibit 99.1 CSW Earnings Release dated April 17, 1997.
          Exhibit 99.2 CSW Dividend Release dated April 17, 1997.



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SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CENTRAL AND SOUTH WEST CORPORATION


Date:  April 17, 1997

                              By:  /S/ LAWRENCE B. CONNORS
                                       Lawrence B. Connors
                                           Controller